CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited)	August 31, 2021

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.0%
COMMUNICATION SERVICES - 11.4%
Entertainment - 4.6%
Netflix Inc.	538,000	$306,224,220	*
Sea Ltd., ADR	814,413	275,532,206	*
Walt Disney Co.	1,864,173	337,974,565	*

Total Entertainment		919,730,991

Interactive Media & Services - 6.8%
Facebook Inc., Class A Shares	3,523,298	1,336,668,795	*

TOTAL COMMUNICATION SERVICES		2,256,399,786

CONSUMER DISCRETIONARY - 19.3%
Auto Components - 1.6%
Aptiv PLC	2,005,726	305,251,440	*

Hotels, Restaurants & Leisure - 1.2%
Booking Holdings Inc.	104,549	240,428,199	*

Internet & Direct Marketing Retail - 10.1%
Alibaba Group Holding Ltd., ADR	1,505,828	251,458,218	*
Amazon.com Inc.	505,789	1,755,487,403	*

Total Internet & Direct Marketing Retail		2,006,945,621

Specialty Retail - 6.4%
Advance Auto Parts Inc.	1,264,956	256,596,325
Home Depot Inc.	1,276,005	416,207,311
Tractor Supply Co.	1,284,421	249,498,779
Ulta Beauty Inc.	893,422	346,031,275	*

Total Specialty Retail		1,268,333,690

TOTAL CONSU1MER DISCRETIONARY		3,820,958,950

CONSUMER STAPLES - 2.3%
Beverages - 2.3%
Anheuser-Busch InBev SA/NV, ADR	2,387,048	146,206,690
Monster Beverage Corp.	3,104,919	302,946,947	*

TOTAL CONSUMER STAPLES		449,153,637

HEALTH CARE - 11.5%
Biotechnology - 0.8%
BioMarin Pharmaceutical Inc.	1,773,383	149,336,582	*

Health Care Equipment & Supplies - 2.5%
Alcon Inc.	3,516,563	290,010,951
Intuitive Surgical Inc.	197,301	207,868,440	*

Total Health Care Equipment & Supplies		497,879,391

Health Care Providers & Services - 3.0%
UnitedHealth Group Inc.	1,443,069	600,706,333

Life Sciences Tools & Services - 2.7%
Thermo Fisher Scientific Inc.	955,683	530,356,281

Pharmaceuticals - 2.5%
Zoetis Inc.	2,440,666	499,262,637

TOTAL HEALTH CARE		2,277,541,224

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2021 Quarterly Report	1

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2021

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
INDUSTRIALS - 10.2%
Aerospace & Defense - 1.4%
Raytheon Technologies Corp.	3,364,345	$285,161,882

Air Freight & Logistics - 2.3%
United Parcel Service Inc., Class B Shares	2,302,949	450,525,913

Electrical Equipment - 1.5%
Eaton Corp. PLC	1,733,109	291,786,231

Professional Services - 2.0%
IHS Markit Ltd.	3,234,629	390,096,257

Road & Rail - 1.4%
Uber Technologies Inc.	7,262,685	284,261,491	*

Trading Companies & Distributors - 1.6%
W.W. Grainger Inc.	744,081	322,707,930

TOTAL INDUSTRIALS		2,024,539,704

INFORMATION TECHNOLOGY - 41.6%
IT Services - 6.5%
Akamai Technologies Inc.	1,726,892	195,570,519	*
Fidelity National Information Services Inc.	1,976,604	252,550,693
Visa Inc., Class A Shares	3,685,924	844,445,189

Total IT Services		1,292,566,401

Semiconductors & Semiconductor Equipment - 9.1%
ASML Holding NV, Registered Shares	370,897	308,972,037
NVIDIA Corp.	3,365,676	753,406,572
NXP Semiconductors NV	1,268,714	272,938,443
QUALCOMM Inc.	3,190,855	468,066,520

Total Semiconductors & Semiconductor Equipment		1,803,383,572

Software - 21.2%
Adobe Inc.	1,121,076	744,058,141	*
Atlassian Corp. PLC, Class A Shares	1,122,613	412,066,328	*
Microsoft Corp.	3,557,262	1,073,866,252
Nutanix Inc., Class A Shares	2,123,300	78,371,003	*
Palo Alto Networks Inc.	1,077,678	496,852,665	*
salesforce.com Inc.	2,510,591	665,984,474	*
Splunk Inc.	1,936,503	296,033,214	*
UiPath Inc., Class A Shares	1,859,653	117,530,070	*
VMware Inc., Class A Shares	498,237	74,172,542	*
Workday Inc., Class A Shares	930,380	254,142,601	*

Total Software		4,213,077,290

Technology Hardware, Storage & Peripherals - 4.8%
Apple Inc.	6,276,977	953,033,418

TOTAL INFORMATION TECHNOLOGY		8,262,060,681

MATERIALS - 1.2%
Chemicals - 1.2%
Ecolab Inc.	1,097,242	247,274,457

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Growth Fund 2021 Quarterly Report

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2021

(Percentages shown based on Fund net assets)

SECURITY		SHARES	VALUE
REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.5%
Equinix Inc.		364,258	$307,233,410

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (COST - $9,897,783,279)			19,645,161,849

	RATE
SHORT-TERM INVESTMENTS - 0.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	137,996,947	137,996,947
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	34,499,237	34,499,237	(a)

TOTAL SHORT-TERM INVESTMENTS (Cost - $172,496,184)			172,496,184

TOTAL INVESTMENTS - 99.9% (Cost - $10,070,279,463)			19,817,658,033
Other Assets in Excess of Liabilities - 0.1%			27,282,357

TOTAL NET ASSETS - 100.0%			$19,844,940,390

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At August 31, 2021, the total market value of investments in Affiliated Companies was $34,499,237 and the cost was $34,499,237 (Note 2).

Abbreviation(s) used in this schedule:

ADR	—	American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2021 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.

Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the

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Notes to Schedule of Investments (unaudited) (continued)

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

5

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$19,645,161,849	—	—	$19,645,161,849
Short-Term Investments†	172,496,184	—	—	172,496,184

Total Investments	$19,817,658,033	—	—	$19,817,658,033

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended August 31, 2021. The following transactions were effected in such company for the period ended August 31, 2021.

	Affiliate Value at November 30, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$49,474,017	$526,376,392	526,376,392	$541,351,172	541,351,172

(cont’d)	Realized Gain (Loss)	Interest Income		Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$3,188		—	$34,499,237

6